VegTechTM Plant-based Innovation & Climate ETF

(EATV)
Listed on NYSE Arca, Inc.

Supplement dated December 10, 2024 to the
Summary Prospectus dated February 28, 2024

Important Notice Regarding Change in Investment Policy and Name
Based on the recommendation of VegTech™ LLC (the “Adviser”), on October 17, 2024, the Board of Trustees of Advisors Series Trust approved a change to the VegTechTM Plant-based Innovation & Climate ETF (the “Fund”) name and corresponding revisions to the description of the Fund’s principal investment strategy to reflect a change in the Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.

Accordingly, effective on February 28, 2025, the Fund will change its name to the VegTechTM Food Innovation & Climate ETF, and the following disclosures will be revised:

The second sentence in the second paragraph under the section titled “Principal Investment Strategy” on page 2 of the Fund’s Summary Prospectus will be deleted and restated as follows:

The Fund will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of innovative companies focused on sustainable, regenerative and resilient food systems (“VegTechTM Companies”) or companies making a positive impact on climate change matters (“Climate Companies”).

Additionally, effective December 31, 2024 the exchange listing for the Fund will change from the NYSE Arca, Inc. to the Cboe BZX Exchange, Inc. and all references in the Summary Prospectus to the NYSE Arca, Inc. will be replaced with Cboe BZX Exchange, Inc.
Also, effective September 25, 2024, the EATVi VegTech Plan-based Innovation & Alternative Proteins Index (“EATVi Index” or the “Index”) has been discontinued, and all references in the Summary Prospectus to the Index are hereby deleted as of that date.

Please retain this Supplement with your Summary Prospectus for future reference.